UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2011

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2011, the Human Resources Committee (the “Committee”) of the Pinnacle West Capital Corporation (“Pinnacle West”) Board of Directors (the “Board”), acting as the Committee under the Pinnacle West Capital Corporation 2007 Long-Term Incentive Plan, granted restricted stock units (“RSUs”) to officers of Pinnacle West and Arizona Public Service Company (“APS”), including the following grants to the “named executive officers” listed in the 2010 Proxy Statement: Donald E. Brandt, Chairman of the Board, President and CEO – 21,580 RSUs; James R. Hatfield, Senior Vice President, Chief Financial Officer and Treasurer – 5,996 RSUs; Randall K. Edington, Executive Vice President and Chief Nuclear Officer of APS – 11,988 RSUs; David P. Falck, Executive Vice President, General Counsel and Secretary – 5,996 RSUs; and Donald G. Robinson, President and Chief Operating Officer of APS – 10,788 RSUs.

The RSUs: will each represent the right to receive one share of Pinnacle West common stock; will vest 50% on February 15, 2013, 25% on February 15, 2014 and 25% on February 15, 2015, provided that the recipient remains employed by Pinnacle West or its subsidiaries on each such date; will result in the issuance of shares of common stock to the recipient upon the recipient’s retirement, death, disability or separation of employment from the Company; will accrue dividend rights equal to the amount of dividends that a recipient would have received if the recipient had directly owned one share of Pinnacle West common stock for each RSU held by the recipient from the grant date, with the dividend rights payable only in common stock and only when and to the extent the underlying shares of common stock are issued; will be forfeited, to the extent that they have not vested, at any time when the recipient’s employment is terminated; and will be excluded for purposes of the calculation of pension benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: February 22, 2011

By: /s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel and
Secretary

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: February 22, 2011

By: /s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel and
Secretary

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